SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  November 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2002, providing for, inter alia, the issuance of CSFB Home Equity Trust Series 2002-1 Home Equity Pass-Through Certificates, Series 2002-1)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-13              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Home Equity Trust Series 2002-1 Home Equity Pass-Through
Certificates, Series 2002-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On November 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 25, 2002          By:   /s/  Andreas Auer
                                  ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on November 25, 2002



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                Statement to Certificate Holders
                                      November 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       100,000,000.00     84,775,020.78    5,083,699.32     162,061.58    5,245,760.90     0.00     0.00       79,691,321.46
A2       165,000,000.00    142,331,657.20    7,921,311.22     635,155.02    8,556,466.24     0.00     0.00      134,410,345.98
A3        65,000,000.00     56,070,046.76    3,120,516.54     104,290.29    3,224,806.83     0.00     0.00       52,949,530.22
AR               100.00              0.00            0.00           0.00            0.00     0.00     0.00                0.00
M1        36,000,000.00     36,000,000.00            0.00      87,730.00       87,730.00     0.00     0.00       36,000,000.00
M2        24,000,000.00     24,000,000.00            0.00      76,053.33       76,053.33     0.00     0.00       24,000,000.00
B         10,000,000.00     10,000,000.00            0.00      37,716.67       37,716.67     0.00     0.00       10,000,000.00
P                100.00            100.00            0.00      99,841.80       99,841.80     0.00     0.00              100.00
TOTALS   400,000,200.00    353,176,824.74   16,125,527.08   1,202,848.69   17,328,375.77     0.00     0.00      337,051,297.66

AIO       50,000,000.00     50,000,000.00            0.00     291,666.67      291,666.67     0.00     0.00       50,000,000.00
X1       400,000,100.00    358,810,488.17            0.00          28.43           28.43     0.00     0.00      344,535,543.59
X2                 0.00              0.00            0.00           0.00            0.00     0.00     0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1      22540V3P5      847.75020780   50.83699320        1.62061580        52.45760900     796.91321460       A1      2.220000 %
A2      22540V3Q3      862.61610424   48.00794679        3.84942436        51.85737115     814.60815745       A2      5.355000 %
A3      22540V3R1      862.61610400   48.00794677        1.60446600        49.61241277     814.60815723       A3      2.160000 %
AR      22540V3T7        0.00000000    0.00000000        0.00000000         0.00000000       0.00000000       AR     10.326505 %
M1      22540V3U4    1,000.00000000    0.00000000        2.43694444         2.43694444   1,000.00000000       M1      2.830000 %
M2      22540V3V2    1,000.00000000    0.00000000        3.16888875         3.16888875   1,000.00000000       M2      3.680000 %
B       22540V3W0    1,000.00000000    0.00000000        3.77166700         3.77166700   1,000.00000000       B       4.380000 %
P       22540V3X8    1,000.00000000    0.00000000  ################   ################   1,000.00000000       P      10.326505 %
TOTALS                 882.94162038   40.31379754        3.00712022        43.32091776     842.62782284

AIO     22540V3S9    1,000.00000000    0.00000000        5.83333340         5.83333340   1,000.00000000       AIO     7.000000 %
X1      22540V3Y6      897.02599617    0.00000000        0.00007107         0.00007107     861.33864364       X1      0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                        Statement to Certificate Holders
                                           November 25, 2002


Sec. 4.06(i)     Principal Remittance Amount (Total)                                   14,131,251.04
                 Group 1                                                                4,490,809.76
                 Group 2                                                                9,640,441.28

                 Scheduled Principal Prepayments (Total)                                  315,576.24
                 Group 1                                                                  104,733.22
                 Group 2                                                                  210,843.02

                Principal Prepayments (Total)                                          13,422,848.63
                Group 1                                                                 4,230,805.41
                Group 2                                                                 9,192,043.22

                Curtailments (Total)                                                      400,905.04
                Group 1                                                                   159,953.58
                Group 2                                                                   240,951.46

                Cutailment Interest Adjustments (Total)                                     1,668.34
                Group 1                                                                       737.57
                Group 2                                                                       930.77

                Repurchase Principal (Total)                                                    0.00
                Group 1                                                                         0.00
                Group 2                                                                         0.00


                Substitution Amounts (Total)                                                    0.00
                Group 1                                                                         0.00
                Group 2                                                                         0.00

                Net Liquidation Proceeds (Total)                                           31,126.16
                Group 1                                                                    31,126.16
                Group 2                                                                         0.00

                Other Principal Adjustments (Total)                                           -29.61
                Group 1                                                                        -1.78
                Group 2                                                                       -27.83

                Gross Interest (Total)                                                  3,565,913.15
                Group 1                                                                 1,023,419.46
                Group 2                                                                 2,542,493.69

                Recoveries from Prior Loss Determinations (Total)                           1,326.62
                Group 1                                                                         0.00
                Group 2                                                                     1,326.62

                Reimbursements of Non-Recoverable Advances Previously Made (Total)        -11,044.22
                Group 1                                                                    -5,418.24
                Group 2                                                                    -5,625.98

                Recovery of Reimbursements Previously Deemed Non-Recoverable (Total)            0.00
                Group 1                                                                         0.00
                Group 2                                                                         0.00

Prepayment Penalties
                Number of Loans with
                Respect to which Prepayment Penalties were Collected                              54
                Group 1                                                                            9
                Group 2                                                                           45

                Balance of Loans with
                Respect to which Prepayment Penalties were Collected                    2,037,182.42
                Group 1                                                                   289,255.56
                Group 2                                                                 1,747,926.86

                Amount of Prepayment Penalties Collected                                   99,840.94
                Group 1                                                                    14,719.91
                Group 2                                                                    85,121.03


                                      -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                        Statement to Certificate Holders
                                            November 25, 2002

Sec. 4.06(a)(iv)        Beginning Number of Loans Outstanding (Total)                                      9.107
                        Group 1                                                                            3,526
                        Group 2                                                                            5,581

                        Beginning Aggregate Loan Balance (Total)                                  358,810,188.18
                        Group 1                                                                   106,672,702.16
                        Group 2                                                                   252,137,486.02

                        Ending Number of Loans Outstanding (Total)                                         8,786
                        Group 1                                                                            3,392
                        Group 2                                                                            5,394

                        Ending Aggregate Loan Balance (Total)                                     344,535,243.60
                        Group 1                                                                   102,129,536.20
                        Group 2                                                                   242,405,707.40

Sec. 4.06(a)(v)         Servicing Fees
                        including Trustee Fee, Credit Risk Manager Fee, & FSA Premium(Total)          176,962.70
                        Group 1                                                                        47,693.11
                        Group 2                                                                       129,269.60

Sec. 4.06(a)(vii)       Current Advances (Total)                                                             N/A
                        Group 1                                                                              N/A
                        Group 2                                                                              N/A

                        Aggregate Advances (Total)                                                           N/A
                        Group 1                                                                              N/A
                        Group 2                                                                              N/A

Sec. 4.06(viii) Delinquent Mortgage Loans
                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          35               1,101,722.56             1.08 %
                2 Month          12                 364,131.19             0.36 %
                3 Month          12                 393,630.65             0.39 %
                Total            59               1,859,484.40             1.83 %

                Group 2
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month           82            3,292,080.33               1.36 %
                2 Month           41            2,151,482.69               0.89 %
                3 Month           81            4,025,789.90               1.66 %
                Total            204            9,469,352.92               3.91 %
                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          117            4,393,802.89               1.28 %
                2 Month           53            2,515,613.88               0.73 %
                3 Month           93            4,419,420.55               1.28 %
                Total            263           11,328,837.32               3.29 %
                * Delinquent Bankruptcies are included in the table above.



                                    -8-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                        Statement to Certificate Holders
                                            November 25, 2002


                Bankruptcies

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                 5                103,754.10            0.10 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                24                613,995.02            0.25 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                29                717,749.12            0.21 %
                * Only Current Bankruptcies are reflected in the table above.

                Balance of Bankruptcies delinquent 31 to 60 Days (Total)                             101,087.86
                Group 1                                                                               39,179.31
                Group 2                                                                               61,908.55
                * Above Figures provided for calculation of Rolling 3 Month Delinquency Rate.


                Foreclosures

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %

Sec. 4.06(xi)   REO Properties

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%


                                    -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                        Statement to Certificate Holders
                                           November 25, 2002

Section 4.04(a)(xii)    Current Realized Losses (Total)                                           133,975.94
                        Group 1                                                                    46,937.96
                        Group 2                                                                    87,037.98

                        Cummulative Realized Losses (Total)                                       826,195.60
                        Group 1                                                                    46,937.96
                        Group 2                                                                   777,931.02

Sec. 4.04 (a)(xiv)      Amount on Deposit in Pre-Funding Account (Total)                                0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Sec. 4.04 (a)(xiv)      Capitalized Interest Requirement (Total)                                        0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Sec. 4.04 (a)(xv)       Insured Payments (Total)                                                        0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

                        Trigger Event Occurrence
                        (Is Rolling 3 Month Delinquency Rate > 16.5% of Sr. Enhancement%?)               No
                        Rolling 3 Month Delinquency Rate                                           1.74915 %
                        Sr. Enhancement Percentage x 16.5%                                         3.71075 %

Group 2 O/C             Reporting Targeted Overcollateralization Amount                        16,000,008.00
                        Ending Overcollateralization Amount                                     7,483,945.93
                        Ending Overcollateralization Deficiency                                 8,516,062.07
                        Overcollateralization Release Amount                                            0.00
                        Monthly Excess Interest                                                 1,994,276.03
                        Payment to Class X-1                                                           28.43


                                    -10-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
